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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  July 30, 1997
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                                  ABC Bancorp
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            (Exact name of registrant as specified in its charter)



       Georgia                     0-16181                     58-1456434
   ---------------         ------------------------          -------------
   (State or other         (Commission File Number)          (IRS Employer
   jurisdiction of                                           Identification
   incorporation)                                               Number)


310 First Street, S.E., Moultrie, Georgia                              31768
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (912) 890-1111
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Item 5.  Other Events
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     Sidney J. Wooten, III, a Director and Executive Vice President and Chief
Operating Officer of ABC Bancorp, has resigned his current positions at ABC Bancorp effective September 15, 1997.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)  Exhibits.  None.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ABC BANCORP


                                       By: \s\ W. Edwin Lane, Jr.
                                           ----------------------
                                           Name:  W. Edwin Lane, Jr.
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


Dated as of July 30, 1997

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